Exhibit  23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form 10-SB/A of our report dated July 30, 2004, relating to the December 31, 2003 financial statements of Paradise Tan, Inc. and to the reference to our Firm under the caption "Experts" in the Registration Statement.


                                             /S/  Bongiovanni & Associates, CPAs
                                             -----------------------------------
                                             BONGIOVANNI  &  ASSOCIATES,  CPAs





Cornelius,  North  Carolina
December  30,  2004